FORT
DEARBORN
INCOME
SECURITIES,
INC.

FORT DEARBORN INCOME SECURITIES, INC.

[NYSE LOGO]

[CHICAGO STOCK EXCHANGE LOGO]

SEMI-ANNUAL REPORT
MARCH 31, 1997

                                                                    May 19, 1997

DEAR SHAREHOLDER:

    This financial report covers the six months ended March 31, 1997, which is our twenty-fifth fiscal year of operations.

    Net investment income for the six months was $0.55 per share. On March 31, 1997, the net asset value per share was $15.29 and the stock closed that day at $14.375 per share.

    During the semi-annual period the Board of Directors declared two regular quarterly dividends of $0.28 per share payable December 13, 1996 and March 14, 1997. In addition to the regular dividends, the Board declared a year-end extra dividend of $0.11 per share and a capital gains distribution of $0.4378 per share, both payable on December 13, 1996. These extra distributions that totaled $4,829,988.21, reduced the size of the fund and had a corresponding impact on income available to fund the current dividend. Therefore, at the May 19, 1997, meeting of the Board of Directors, the Board decided to reduce the dividend by $0.01 per share and declared a quarterly dividend of $0.27 per share payable June 13, 1997 to shareholders of record on May 30, 1997.

    At the end of the semi-annual period the 64 issues in the portfolio had an average market yield of 7.69%, an average Moody's quality rating of Aa3, an average duration of 8.9 years, and an average maturity of 16.8 years. The distribution of the portfolio maturities and quality was as follows:

Maturities
---------------------------------------------
0-1 year                                 0.9%
1-3 years                                2.0
3-5 years                                5.7
5-10 years                              29.4
10-20 years                             16.9
20 plus years                           45.1
                                       -----
                                       100.0%
Quality
---------------------------------------------
Treasury, Agency and Aaa                37.4%
Aa                                       5.1
A                                       34.1
Baa                                     23.4
Below Baa                                0.0
                                       -----
                                       100.0%


    Long-term interest rates rose by an average of about one quarter percent over the course of the semi-annual period ending March 31, 1997. Both the fourth quarter of 1996, and the first quarter of 1997, were periods of above trend real economic growth. This rapid economic growth resulted in increased rates of capacity utilization and rising levels of employment. While inflation remained moderate during this period, tightening labor and product markets gave rise to concerns that inflation could accelerate in the future. As a result of these concerns, the Federal Reserve raised its overnight interest rate target from 5.25% to 5.50% on March 25, 1997.

    At present yield levels we believe long-term U.S. interest rates offer investors unusually attractive value. Prospective returns from owning long-term U.S. fixed income securities are well above the levels needed to compensate investors for inflation and risk.

STOCK REPURCHASE PLAN:

    On July 28, 1988, the Board of Directors of the Company approved a resolution to repurchase up to 700,000 of its common shares. The Company may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

    Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

    Unaudited financial statements for the six month period ended March 31, 1997, and a list of the securities owned on that date are included in this report.

                                                      Sincerely,

                                                      Gary P. Brinson, CFA
                                                      PRESIDENT

FORT DEARBORN INCOME SECURITIES, INC. is a closed-end bond fund investing principally in investment grade long-term fixed income debt securities. The primary objective of Fort Dearborn is to provide its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

                          [CAMERA READY GRAPH TO COME]

                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997
                                  (UNAUDITED)

ASSETS:
Portfolio of investments: (Note 1)
  Debt securities, at value (cost $134,964,241)...  $132,118,131
  Short-term securities, at cost, which
   approximates market (Note 1)...................       600,000
                                                    ------------
      Total portfolio of investments..............   132,718,131
Cash..............................................       121,507
Receivable for interest on debt securities (Note
 1)...............................................     1,937,560
Other assets......................................        18,520
                                                    ------------
      Total assets................................   134,795,718
                                                    ------------
LIABILITIES:
Expenses:
  Accrued investment advisory and administrative
   fees (Note 6)..................................       168,052
  Accrued accounting fees.........................        61,302
  Accrued custodial and transfer agent fees.......        36,864
  Accrued directors' fees.........................        21,073
  Accrued audit and legal fees....................        18,520
  Accrued insurance fees..........................         1,579
  Accrued other expenses..........................         5,384
                                                    ------------
      Total liabilities...........................       312,774
                                                    ------------
NET ASSETS (equivalent to $15.29 per share for
 8,797,565 shares of capital stock outstanding)
 (Note 4).........................................  $134,482,944
                                                    ------------
                                                    ------------
Analysis of Net Assets:
  Shareholder capital (Note 4)....................  $135,417,321
  Accumulated net realized gain on sales of
   investments....................................     1,845,047
  Unrealized depreciation on investments..........    (2,846,110)
  Accumulated undistributed net investment
   income.........................................        66,686
                                                    ------------
  Net assets applicable to outstanding shares.....  $134,482,944
                                                    ------------
                                                    ------------

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                            FOR THE SIX MONTHS ENDED
                                 MARCH 31, 1997
                                  (UNAUDITED)

Investment Income:
  Interest income earned....................................  $5,372,806
  Dividend income earned....................................      11,875
                                                              ----------
Total income................................................   5,384,681
                                                              ----------
Expenses:
  Investment advisory and administrative (Note 6)...........     338,588
  Transfer agent and dividend disbursing agent..............      55,036
  Directors (Note 6)........................................      40,693
  Stockholders reports and annual meeting...................      30,854
  Professional..............................................      21,540
  Accounting................................................      16,302
  Custodian.................................................       5,105
  Registration and filing...................................       4,295
  Franchise taxes...........................................       3,699
  All other expenses........................................       9,204
                                                              ----------
Total expenses..............................................     525,316
                                                              ----------
Net investment income.......................................   4,859,365
                                                              ----------
Net realized and unrealized gain/(loss) on investments:
  Net realized gain from investment transactions............   2,784,988
  Change in unrealized appreciation/(depreciation)..........  (3,921,441)
                                                              ----------
Total realized and unrealized loss on investments...........  (1,136,453)
                                                              ----------
Net increase in net assets from operations..................  $3,722,912
                                                              ----------
                                                              ----------

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE SIX
                                                         MONTHS ENDED
                                                        MARCH 31, 1997  FOR THE YEAR ENDED
                                                         (UNAUDITED)    SEPTEMBER 30, 1996
                                                        --------------  ------------------
From operations:
  Net investment income...............................  $    4,859,365   $     10,428,123
  Net realized gain from investment transactions......       2,784,988          3,805,586
  Change in unrealized appreciation/ (depreciation) of
   investments........................................      (3,921,441)        (8,737,671)
                                                        --------------  ------------------
  Net increase in net assets from operations..........       3,722,912          5,496,038
Distributions to shareholders from:
  Net investment income...............................      (5,895,869)       (10,228,623)
  Net realized gain...................................      (3,851,574)                --
                                                        --------------  ------------------
    Total distributions...............................      (9,747,443)       (10,228,623)
From capital share transactions: (Note 4)
  Net asset value of shares repurchased from
   shareholders.......................................         (36,825)          (485,960)
                                                        --------------  ------------------
    Net decrease in net assets........................      (6,061,356)        (5,218,545)
Net Assets:
  Beginning of period.................................     140,544,300        145,762,845
                                                        --------------  ------------------
  End of period (including undistributed net
   investment income of $66,686 at March 31, 1997, and
   $1,103,190 at September 30, 1996, respectively)....  $  134,482,944   $    140,544,300
                                                        --------------  ------------------
                                                        --------------  ------------------

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS
                                 MARCH 31, 1997

Financial highlights for each share of capital stock outstanding through each period:

                                                  SIX MONTHS
                                                  ENDED MARCH                  YEARS ENDED SEPTEMBER 30,
                                                   31, 1997    ----------------------------------------------------------
                                                  (UNAUDITED)     1996        1995        1994        1993        1992
                                                  -----------  ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of period............   $   15.97   $    16.50  $    15.04  $    17.58  $    16.64  $    15.63
                                                  -----------  ----------  ----------  ----------  ----------  ----------
Net investment income (1).......................        0.55         1.19        1.15        1.15        1.22        1.24
Net realized and unrealized gain (loss) on
 investments (2)................................       (0.12)       (0.56)       1.43       (2.57)       0.96        1.01
                                                  -----------  ----------  ----------  ----------  ----------  ----------
Total from investment operations................        0.43         0.63        2.58       (1.42)       2.18        2.25
  Less distributions from:
    Net investment income.......................       (0.67)       (1.16)      (1.12)      (1.12)      (1.24)      (1.24)
    Net realized gain...........................       (0.44)          --          --          --          --          --
                                                  -----------  ----------  ----------  ----------  ----------  ----------
Total distributions.............................       (1.11)       (1.16)      (1.12)      (1.12)      (1.24)      (1.24)
                                                  -----------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..................   $   15.29   $    15.97  $    16.50  $    15.04  $    17.58  $    16.64
                                                  -----------  ----------  ----------  ----------  ----------  ----------
                                                  -----------  ----------  ----------  ----------  ----------  ----------
Market price per share at end of period.........   $  14.375   $   14.750  $   14.625  $   14.000  $   17.375  $   16.375
Total investment return (market
 value) (3).....................................       4.86%        8.98%      12.88%     (10.45%)     14.10%      12.25%
Total return (net asset
 value) (4).....................................       2.58%        3.84%      17.71%      (5.32%)     13.56%      14.85%
Net assets at end of period (in millions).......   $  134.48   $   140.50  $   145.76  $   133.44  $   125.02  $   117.63
Ratio of expenses to average net assets.........       0.37%        0.75%       0.69%       0.72%       0.76%       0.86%
Ratio of net investment income to average net
 assets.........................................       3.45%        7.22%       7.34%       7.13%       7.24%       7.73%
Portfolio turnover..............................       82.3%       159.5%      126.8%       70.2%       12.7%       32.5%
Number of shares outstanding at end of period
 (in thousands).................................       8,798        8,800       8,833       8,872       7,111       7,067

------------------------
(1) Beginning October 1, 1994, net investment income includes amortization of discounts and premiums.
(2) Net realized and unrealized gain (loss) on investments includes the effect on net asset value of the Capital Stock issued in connection with the December, 1993 rights offering.
(3) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan and exercised primary subscription rights in December, 1993 at a price below net asset value.
(4) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at NAV, if any, and changes in net asset value per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)

                                                          MOODY
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
DEBT SECURITIES--99.5%
             / / U.S. GOVERNMENT
                SECURITIES (23.9%)
             DIRECT OBLIGATIONS--12.8%
             U.S. Treasury
$ 3,545,000  6.00% Bond, due 2/15/26...................  (a)      $  3,098,024  $  3,032,083
 67,755,000  Zero Coupon Strip, due 2/15/19............  (a)        15,663,979    13,925,685
                                                                  ------------  ------------
                                                                    18,762,003    16,957,768
                                                                  ------------  ------------
             AGENCY--11.1%
             Federal Home Loan Mortgage Corp.,
              Guaranteed Mortgage Certificates,
     32,900  7.50%, due 11/01/99.......................  (a)            32,036        32,684
    459,682  9.00%, due 8/01/04........................  (a)           479,793       479,075
    332,202  9.00%, due 3/01/24........................  (a)           344,190       348,915
    903,921  9.00%, due 4/01/25........................  (a)           957,450       949,117
     56,258  9.50%, due 7/01/18........................  (a)            55,414        60,460
             Federal National Mortgage Association
              Guaranteed Mortgage Pass Thru
              Certificates,
    722,495  6.00%, due 4/01/01 Pool #250039...........  (a)           705,974       702,175
  2,209,301  6.00%, due 4/01/01 Pool #283449...........  (a)         2,252,439     2,147,855
    879,633  6.50%, due 2/01/26 Pool #335199...........  (a)           866,556       818,333
  3,030,000  6.50%, due 3/01/27 Pool #374461...........  (a)         2,906,175     2,821,688
    909,430   7.00% REMIC, due 6/25/13 Series 1993-106
               Class Z.................................  (a)           837,376       831,560
  1,701,276  7.25% CMO, due 3/25/23....................  (a)         1,439,410     1,487,553
     27,105  9.50%, due 4/01/20 Pool #93731............  (a)            26,805        29,206
             Government National Mortgage Association
              Pass Thru Mortgage Backed Securities,
  3,608,315  7.50%, due 12/15/22 Pool #780230..........  (a)         3,603,314     3,554,191
     81,500  8.50%, due 11/15/16 Pool #195322..........  (a)            79,208        84,786
     69,787  8.50%, due 12/15/16 Pool #190373..........  (a)            67,825        72,601
    115,665  9.00%, due 6/15/18 Pool #253034...........  (a)           114,942       122,749
    108,573  9.00%, due 8/15/19 Pool #271892...........  (a)           110,134       115,223
     10,674  9.00%, due 9/15/19 Pool #268553...........  (a)            10,827        11,327
     95,398  9.00%, due 10/15/19 Pool #283370..........  (a)            94,802       101,241
     19,942  9.00%, due 5/15/21 Pool #298198...........  (a)            19,817        21,113
                                                                  ------------  ------------
                                                                    15,004,487    14,791,852
                                                                  ------------  ------------

                       See Notes to Financial Statements.

                                 MARCH 31, 1997
                                  (UNAUDITED)

                                                          MOODY
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             / / CORPORATE BONDS AND
                NOTES (75.6%)
             INTERNATIONAL--25.2%
$ 2,500,000  Augusta Funding Ltd.,
              7.375% Bond, due 4/15/13.................  Aaa      $  2,427,542  $  2,366,406
  2,700,000  Banco Bilbao Vizcaya International,
              7.00% Bank Guaranteed Note, due
              12/01/25.................................  Aa3         2,652,694     2,398,545
  2,695,000  Bangkok Bank,
              8.25% Note, due 3/15/16..................  A3          2,699,881     2,583,373
  2,100,000  Banque National De Paris, 7.20% Note, due
              1/15/07..................................  A1          2,094,687     2,027,886
  2,250,000  Banque Paribas,
              6.875% Note, due 3/01/09.................  A3          2,197,740     2,069,145
  2,500,000  El Paso Natural Gas,
              7.50% Debenture, due 11/15/26............  Baa2        2,500,000     2,380,650
  3,235,000  International Bank of Recon. & Devel.,
              7.625% Debenture, due 1/19/23............  Aaa         3,438,236     3,306,267
  2,200,000  Macmillan Bloedel Ltd.,
              7.70% Debenture, due 2/15/26.............  Baa2        2,085,775     2,003,276
  2,500,000  Petroliam Nasional Berhd,
              7.625% Note, due 10/15/26................  A1          2,466,236     2,430,850
  3,490,000  Province of Quebec,
              7.50% Debenture, due 7/15/23.............  A2          3,359,652     3,299,341
    450,000  Ras Laffan Liquid Natural Gas,
              8.294% Secured Note, due 3/15/14.........  A3            466,073       450,180
  2,000,000  Republic of South Africa,
              9.625% Debenture, due 12/15/99...........  Baa3        1,995,944     2,102,720
  2,300,000  Skandinaviaka Enskilda Banken,
              6.625% Bond, due 3/29/49.................  Baa1        2,282,040     2,236,819
  2,165,000  Sociedad Quimica y Minera
              de Chiles SA, 7.70% Note, due 9/15/06....  Baa1        2,159,727     2,157,119
  1,670,000  Southern Investments UK,
              6.80% Senior Note, due 12/01/06..........  Baa1        1,665,976     1,582,509
                                                                  ------------  ------------
                                                                    34,492,203    33,395,086
                                                                  ------------  ------------
             FINANCE--24.2%
  1,825,000  Aetna Services,
              7.625% Debenture, due 8/15/26............  A2          1,806,645     1,748,514

                       See Notes to Financial Statements.

                                 MARCH 31, 1997
                                  (UNAUDITED)

                                                          MOODY
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$   160,000  Berkshire Hathaway, Inc.,
              9.75% Debenture, due 1/15/18.............  Aa1      $    159,183  $    169,000
  2,500,000  Ford Credit Auto Loan Master Trust,
              6.50% Asset Backed Note, due 8/15/02.....  Aaa         2,493,539     2,451,225
  2,900,000  Household Finance Corp.,
              6.875% Senior Note, due 3/01/07..........  A2          2,880,514     2,745,082
  1,700,000  Lehman Brothers, Inc.,
              7.25% Senior Note, due 4/15/03...........  Baa1        1,701,200     1,676,387
  4,250,000  News America Holdings, Inc.,
              7.75% Debenture, due 1/20/24.............  Baa3        3,626,653     3,895,338
  3,465,000  Prudential Insurance,
              7.65% Note, due 7/01/07..................  A3          3,573,586     3,458,001
  4,000,000  Republic Bank of New York,
              5.46% Adjustable Rate Note, due
              8/07/02..................................  A1          3,998,620     3,905,000
  2,000,000  Salomon, Inc.,
              6.75% Note, due 2/15/03..................  Baa1        1,996,212     1,926,180
  5,000,000  Secured Finance Inc.,
              9.05% Guaranteed Senior Secured Bond, due
              12/15/04.................................  Aaa         4,987,500     5,427,900
  4,500,000  Standard Credit Card Master Trust,
              8.25% Credit Card Certificate of
              Participation, due 1/07/07...............  Aaa         4,492,065     4,733,955
                                                                  ------------  ------------
                                                                    31,715,717    32,136,582
                                                                  ------------  ------------
             INDUSTRIAL--17.2%
  2,875,000  Arrow Electronics Inc.,
              7.50% Senior Debenture, due 1/15/27......  A2          2,839,831     2,730,963
  1,500,000  J.C. Penney & Co.,
              7.625% Bond, due 3/01/69.................  A2          1,500,000     1,402,140
  2,315,000  Lockheed Martin Corp.,
              7.70% Note, due 6/15/08..................  A3          2,314,357     2,338,960
  3,000,000  Philips Electronics, NV
              7.75% Debenture, due 5/15/25.............  A3          2,990,461     2,872,350
  2,300,000  Rite Aid Corp.,
              7.70% Debenture, due 2/15/27.............  A3          2,293,529     2,223,180
  2,500,000  SFP Pipeline Holdings, Inc.,
              11.16% Adjustable Rate Exchange
              Debenture, due 8/15/10...................  Baa3        2,300,000     3,037,500

                       See Notes to Financial Statements.

                                 MARCH 31, 1997
                                  (UNAUDITED)

                                                          MOODY
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$   855,000  Time Warner, Inc.,
              9.15% Debenture, due 2/01/23.............  Ba1      $    941,808  $    900,888
  2,565,000  Time Warner Entertainment, Inc.,
              8.375% Debenture, due 3/15/23............  Baa3        2,565,656     2,521,677
  3,000,000  Tosco Corp.,
              7.625% Note, due 5/15/06.................  Baa2        3,143,299     3,000,600
  2,000,000  WMC Finance Ltd. U.S.A.,
              7.35% Guaranteed Bond, due 12/01/26......  A2          1,993,625     1,855,200
                                                                  ------------  ------------
                                                                    22,882,566    22,883,458
                                                                  ------------  ------------
             COMMUNICATION--4.0%
  2,110,000  Airtouch Communications,
              7.50% Note, due 7/15/06..................  Baa2        2,098,740     2,095,441
  3,500,000  Southern New England Telephone Co.,
              7.25% Medium Term Note, due 12/15/33.....  Aa2         3,475,500     3,183,250
                                                                  ------------  ------------
                                                                     5,574,240     5,278,691
                                                                  ------------  ------------
             TRANSPORTATION--2.9%
  1,035,000  Continental Airlines, Inc.,
              7.461% Pass Thru Certificate, due
              4/01/15..................................  A1          1,035,000     1,009,394
  3,000,000  United Airlines, Inc.,
              7.87% Pass Thru Certificate, due
              1/30/19..................................  Baa1        3,000,000     2,865,300
                                                                  ------------  ------------
                                                                     4,035,000     3,874,694
                                                                  ------------  ------------
             UTILITY-ELECTRIC--2.1%
  2,500,000  Delmarva Power & Light Co.,
              9.95% Note, due 12/01/20.................  A2          2,498,025     2,800,000
                                                                  ------------  ------------
             Total Debt Securities.....................            134,964,241   132,118,131
                                                                  ------------  ------------

             / / SHORT TERM SECURITIES--0.5%
    600,000  Conagra Inc. Commercial Paper,
              due 4/01/97..............................  P2            600,000       600,000
                                                                  ------------  ------------
             Total Portfolio of Investments 100%.......           $135,564,241  $132,718,131
                                                                  ------------  ------------
                                                                  ------------  ------------

------------------------
(a) Moody's, as a matter of policy, does not rate these issues.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997
                                  (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES
    Fort Dearborn Income Securities, Inc. ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

    The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A. SECURITY VALUATIONS -- Investments are valued based on available quoted bid prices on the valuation date. Short-term securities are valued at amortized cost which approximates value.

    B. INVESTMENT INCOME AND SECURITY TRANSACTIONS -- Interest income is recorded on the accrual basis. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased after September 30, 1994. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

    C. FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

2.  NET ASSET VALUATIONS
    The net asset value of the Company's shares is determined each week as of the close of business on the last day on which the New York Stock Exchange is open, on the last business day of each month, on the eighth trading day prior to the dividend payment date and on the last business day of each calendar quarter, if such days are other than the last business day of the week.

3.  DISTRIBUTIONS
    Dividends and distributions payable to shareholders are recorded by the Company on the record date. Net realized gains from the sale of investments, if any, are distributed to shareholders in the succeeding year,

                                 MARCH 31, 1997
                                  (UNAUDITED)

3.  DISTRIBUTIONS (CONTINUED)
unless there are capital loss carryovers which may be applied against such realized gains. Permanent book and tax basis differences relating to expenses that are not deductible for tax purposes totaling $91,508 were reclassified from Undistributed Net Investment Income to Shareholder Capital for the year ended September 30, 1996.

4.  CAPITAL STOCK
    At March 31, 1997 there were 12,000,000 shares of $.01 par value capital stock authorized, and capital paid in aggregate of $135,417,321. During the six months ended March 31, 1997 no new shares were issued as part of the dividend reinvestment plan and 2,500 shares were repurchased in the open market at a weighted average discount to Net Asset Value of 10.17% per share by the Company in accordance to the Company's Stock Repurchase Plan.

5.  PURCHASES AND SALES OF SECURITIES
    Purchases and sales (including maturities) of portfolio securities during the six months ended March 31, 1997 were as follows: debt securities, $65,030,381 and $64,243,300 respectively; short-term securities, $91,533,672 and $92,667,195, respectively; United States government debt obligations, $46,863,242 and $45,996,012; preferred stock $2,500,000 and $3,000,000 respectively.

    For Federal income tax purposes the identified cost of investments owned at March 31, 1997, was $135,564,241. The aggregate gross unrealized appreciation is $2,224,095 and the aggregate gross unrealized depreciation is $5,070,205, resulting in aggregate net unrealized deppreciation of $2,846,110.

6.  MANAGEMENT AND OTHER FEES
    Under an agreement between the Company and Brinson Partners, Inc. ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these services, the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average weekly net assets up to $100,000,000 and 1/10 of 1% (annually 2/5 of 1%) of average weekly net assets in excess of $100,000,000.

    All Company officers serve without direct compensation from the Company.

7.  MORTGAGE BACKED SECURITIES
    The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally

                                 MARCH 31, 1997
                                  (UNAUDITED)

7.  MORTGAGE BACKED SECURITIES (CONTINUED)
sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

    The Company also invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond which is collateralized by a pool of MBS. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

                REPORT ON THE AUTOMATIC DIVIDEND INVESTMENT PLAN

    The  Company's  Automatic  Dividend   Investment  Plan,  operated  for   the
convenience of the shareholders, has been in operation since the dividend payment of May 5, 1973.

    For the six months ended March 31, 1997, 82,911 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                                WHERE
    DIVIDEND         NO. OF                    SHARES
     PAYMENT         SHARES       AVERAGE       WERE
      DATE          PURCHASED      PRICE      PURCHASED
--------------------------------------------------------
December 15, 1996      61,826    $   14.35   Open Market
March 14, 1997         21,085    $   14.64   Open Market

    As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan, receive all dividends in cash.

    The Plan had 1,196 participants on March 14, 1997. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY WRITING TO FIRST CHICAGO TRUST COMPANY OF NEW YORK, P.O. BOX 2500 JERSEY CITY, NJ 07303-2500 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card which may be signed to authorize reinvestment of dividends pursuant to the Plan.

    * THE INVESTMENT OF DIVIDENDS DOES NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX WHICH MAY BE PAYABLE THEREON. THE COMPANY STRONGLY RECOMMENDS THAT ALL AUTOMATIC DIVIDEND INVESTMENT PLAN PARTICIPANTS RETAIN EACH YEAR'S FINAL STATEMENT ON THEIR PLAN PARTICIPATION AS A PART OF THEIR PERMANENT TAX RECORD. THIS WILL INSURE THAT COST INFORMATION IS AVAILABLE IF AND WHEN IT IS NEEDED.

                            REPORT ON ANNUAL MEETING

    At   the  annual  meeting  of  shareholders,  held  on  December  16,  1996, shareholders elected the Company's five nominees as directors and ratified the selection of accountants. The votes on such matters were as follows:

   1.        DIRECTORS       FOR      WITHHELD
           -------------  ---------  -----------
           R.M. Burridge  7,551,218     107,367
           C.R. O'Neil    7,552,732     105,853
           R.S. Peterson  7,549,794     108,791
           F.K. Reilly    7,544,861     113,724
           E.M. Roob      7,533,314     105,271

    2.  Ratification of Accountants

   FOR       AGAINST      ABSTAIN    BROKER NON-VOTES
---------  -----------  -----------  ----------------
6,315,811    53,527       54,529            0

BOARD OF DIRECTORS

RICHARD M. BURRIDGE
Chairman of the Board

C. RODERICK O'NEIL, CFA
Director

RICHARD S. PETERSON
Director

FRANK K. REILLY, CFA
Director

EDWARD M. ROOB
Director

OFFICERS

GARY P. BRINSON, CFA
President

DENNIS L. HESSE
Vice President & Portfolio Manager

JOSEPH A. ANDERSON
Secretary & Treasurer

GREGORY P. SMITH, CFA
Portfolio Manager

FORT DEARBORN
INCOME SECURITIES, INC.

209 S. LaSalle St.
Eleventh Floor
Chicago, Illinois 60604-1295
(312) 346-0676

STOCK TRANSFER AND
DIVIDEND DISBURSEMENT
AGENT
Mail correspondence to:
First Chicago Trust Company
  of New York
P.O. Box 2500
Jersey City, New Jersey 07303-2500
(800) 446-2617

Mail stock certificates to:
First Chicago Trust Company
  of New York
P.O. Box 2506
Jersey City, New Jersey 07303-2506

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL
Winston & Strawn
35 West Wacker Drive
Chicago, IL 60601

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